Exhibit 99.1

July 25, 2023	FOR IMMEDIATE RELEASE

CTS Announces Second Quarter 2023 Results

Advancing Strategic Priorities While Navigating Macroeconomic Conditions

Lisle, Ill. - CTS Corporation (NYSE: CTS), a leading global designer and manufacturer of custom-engineered solutions that “Sense, Connect and Move,” today announced second quarter 2023 results.

“In the second quarter, our transportation sales were up double digits, offsetting continued softness in distribution and the industrial end-market. In this challenging environment, we remain focused on operational execution and strategic capital deployment,” said Kieran O’Sullivan, CEO of CTS Corporation. “We made progress on our long-term priorities with strong business wins in the quarter. We received our first eBrake™ award and had significant wins on multiple EV platforms. Advancing our diversification efforts, we added several new customers in the non-transportation end markets.”

Second Quarter 2023 Results

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Sales were $145.2 million, up 0.1% year-over-year. Sales to the transportation end market increased 10% and sales to the non-transportation end markets decreased 10% over the same period last year.
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Net income was $12.9 million, or 8.9% of sales, compared to $12.6 million, or 8.7% of sales, in the second quarter of 2022.
•
Earnings per share was $0.41 per diluted share compared to $0.39 per diluted share in the second quarter of 2022.
•
Adjusted diluted EPS was $0.59 compared to $0.62 in the second quarter of 2022.
•
Adjusted EBITDA margin was 21.3% compared to 22.4% in the second quarter of 2022.
•
Operating cash flow was $23.4 million compared to $16.1 million in the second quarter of 2022.

2023 Guidance

CTS expects continued softness in distribution and the industrial end market for the remainder of 2023. As a result, the company now expects full-year 2023 sales to be in the range of $565 – $585 million, down from $580 – $640 million and adjusted diluted EPS in the range of $2.20 – $2.40, down from $2.40 – $2.70.

CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition-related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

www.ctscorp.com

Conference Call and Supplemental Materials

As previously announced, CTS has scheduled a conference call for 10:00 a.m. (EDT) today. The dial-in number for the U.S. and Canada is 833-470-1428 (+1 929-526-1599, if calling from outside the U.S. and Canada). The passcode is 292049. In addition, CTS will be using a supplemental slide presentation that will be referred to during the call. The presentation and a live audio webcast of the conference call will be available and can be accessed directly from CTS’ website at https://www.ctscorp.com/investors/events-presentations/.

About CTS

CTS Corporation (NYSE: CTS) is a leading designer and manufacturer of products that Sense, Connect and Move. CTS manufactures sensors, actuators and electronic components in North America, Europe and Asia, and provides engineered products to customers in the aerospace/defense, industrial, medical and transportation markets. For more information, visit www.ctscorp.com.

Safe Harbor

This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management’s expectations, certain assumptions, and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties, and other factors, which could cause CTS’ actual results, performance, or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: supply chain disruptions; changes in the economy generally, including inflationary and/or recessionary conditions, and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises (including the ultimate impact of the COVID-19 pandemic on CTS’ business, results of operations or financial condition), natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; and risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the potential impact U.S./China relations and the conflict between Russia and Ukraine may have on our business, results of operations and financial condition). Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

Contact

Ashish Agrawal

Vice President and Chief Financial Officer

CTS Corporation

4925 Indiana Avenue

Lisle, IL 60532 USA

+1 (630) 577-8800

ashish.agrawal@ctscorp.com

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - UNAUDITED

(In thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net sales	$145,182	$144,982	$291,176	$292,677
Cost of goods sold	94,440	93,134	188,782	186,489
Gross margin	50,742	51,848	102,394	106,188
Selling, general and administrative expenses	23,694	22,238	45,673	44,026
Research and development expenses	6,721	6,294	13,307	12,488
Restructuring charges	1,895	630	2,807	942
Operating earnings	18,432	22,686	40,607	48,732
Other (expense) income:
Interest expense	(818)	(602)	(1,512)	(1,148)
Interest income	1,072	263	2,135	443
Other expense, net	(2,606)	(5,425)	(2,441)	(5,359)
Total other expense, net	(2,352)	(5,764)	(1,818)	(6,064)
Earnings before income taxes	16,080	16,922	38,789	42,668
Income tax expense	3,183	4,324	7,548	9,831
Net earnings	$12,897	$12,598	$31,241	$32,837
Earnings per share:
Basic	$0.41	$0.39	$0.99	$1.02
Diluted	$0.41	$0.39	$0.98	$1.02
Basic weighted – average common shares outstanding:	31,488	32,039	31,560	32,096
Effect of dilutive securities	197	204	224	218
Diluted weighted – average common shares outstanding:	31,685	32,243	31,784	32,314
Cash dividends declared per share	$0.04	$0.04	$0.08	$0.08

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands of dollars)

	(Unaudited) June 30, 2023	December 31, 2022
ASSETS
Current Assets
Cash and cash equivalents	$150,878	$156,910
Accounts receivable, net	97,519	90,935
Inventories, net	62,556	62,260
Other current assets	18,924	15,655
Total current assets	329,877	325,760
Property, plant and equipment, net	94,956	97,300
Operating lease assets, net	25,768	22,702
Other Assets
Goodwill	155,931	152,361
Other intangible assets, net	108,717	108,053
Deferred income taxes	22,831	23,461
Other	17,826	18,850
Total other assets	305,305	302,725
Total Assets	$755,906	$748,487
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$53,119	$53,211
Operating lease obligations	4,293	3,936
Accrued payroll and benefits	14,389	20,063
Accrued expenses and other liabilities	35,381	35,322
Total current liabilities	107,182	112,532
Long-term debt	77,040	83,670
Long-term operating lease obligations	24,534	21,754
Long-term pension obligations	5,017	5,048
Deferred income taxes	15,780	16,010
Other long-term obligations	4,958	3,249
Total Liabilities	234,511	242,263
Commitments and Contingencies
Shareholders’ Equity
Common stock	319,111	316,803
Additional contributed capital	43,488	46,144
Retained earnings	575,422	546,703
Accumulated other comprehensive income (loss)	3,691	(671)
Total shareholders’ equity before treasury stock	941,712	908,979
Treasury stock	(420,317)	(402,755)
Total shareholders’ equity	521,395	506,224
Total Liabilities and Shareholders’ Equity	$755,906	$748,487

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES

OTHER SUPPLEMENTAL INFORMATION - UNAUDITED

(In millions of dollars, except percentages and per share amounts)

Non-GAAP Financial Measures

From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS believes that the non-GAAP financial measures presented are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. Non-GAAP measures should not be used by investors or third parties as the sole basis for formulating investment decisions, as they may exclude a number of important cash and non-cash recurring items.

CTS has presented these non-GAAP financial measures as it believes that the presentation of its financial results that exclude (1) restructuring charges; (2) environmental charges; (3) acquisition-related costs; (4) inventory fair value step-up costs; (5) foreign exchange (gains) losses; (6) non-cash pension expenses (income); and (7) certain discrete tax items are useful and assist in comparing CTS’ current operating results with past periods and with the operational performance of other companies in its industry. Included below is a description of the expenses that CTS has determined are not normal, recurring cash operating expenses necessary to operate its business and the rationale for why providing financial measures for its business with such expenses excluded or adjusted is useful to investors as a supplement to the U.S. GAAP measures.

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Restructuring charges – costs primarily relating to workforce reduction costs, building and equipment relocation costs, asset impairment charges and other facility closure costs in connection with our continued optimization of our organization.
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Environmental charges – costs associated with our non-operating facilities that are unrelated to ongoing operations.
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Acquisition-related costs – diligence and transaction costs related to acquisitions.
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Inventory fair value step-up costs – purchase accounting-related inventory costs from acquisitions.
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Foreign exchange (gains) losses – remeasurement income and expenses for non-U.S. subsidiaries with the U.S. dollar as the functional currency.
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Non-cash pension expenses (income) – pension income and expenses relating to the non-operating U.S. pension and post-retirement life insurance plans, including historical plan settlement activities.
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Discrete tax items – non-recurring, infrequent, or unusual tax adjustments (e.g., valuation allowances, uncertain tax position changes, unremitted assertion changes and discrete impacts associated with pre-tax non-GAAP items, etc.).

At times, the reconciliations below have been intentionally rounded to the nearest thousand, or $0.01 for EPS figures, and, therefore, may not sum.

www.ctscorp.com

Adjusted Gross Margin

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2022	2021	2020
Gross margin	$50.7	$51.8	$102.4	$106.2	$210.5	$184.6	$139.1

Net sales	$145.2	$145.0	$291.2	$292.68	$586.9	$512.9	$424.1

Gross margin as a % of net sales	35.0%	35.8%	35.2%	36.3%	35.9%	36.0%	32.8%

Adjustments to reported gross margin:
Inventory fair value step-up (b)	$—	$0.5	$—	$1.1	$4.0	$—	$—

Adjusted gross margin	$50.7	$52.4	$102.4	$107.3	$214.5	$184.6	$139.1

Adjusted gross margin as a % of net sales	35.0%	36.1%	35.2%	36.7%	36.5%	36.0%	32.8%

Adjusted Operating Earnings

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2022	2021	2020
Operating earnings	$18.4	$22.7	$40.6	$48.7	$93.0	$76.5	$45.1

Net sales	$145.2	$145.0	$291.2	$292.7	$586.9	$512.9	$424.1

Operating earnings as a % of net sales	12.7%	15.6%	13.9%	16.6%	15.8%	14.9%	10.6%

Adjustments to reported operating earnings:
Restructuring charges (c)	1.9	0.6	2.8	0.9	1.9	1.7	1.8
Environmental charges (a)	2.2	0.9	2.7	1.5	2.8	2.3	2.8
Acquisition-related costs (a)	—	0.3	0.2	0.8	0.8	—	0.3
Inventory fair value step-up (b)	—	0.5	—	1.1	4.0	—	—
Total adjustments to reported operating earnings	$4.1	$2.3	$5.7	$4.3	$9.5	$3.9	$4.9

Adjusted operating earnings	$22.5	$25.0	$46.3	$53.0	$102.5	$80.4	$50.0

Adjusted operating earnings as a % of net sales	15.5%	17.3%	15.9%	18.1%	17.5%	15.7%	11.8%

Adjusted EBITDA Margin

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2022	2021	2020
Net earnings (loss)	$12.9	$12.6	$31.2	$32.8	$59.6	$(41.9)	$34.7

Net sales	$145.2	$145.0	$291.2	$292.7	$586.9	$512.9	$424.1

Net earnings (loss) margin	8.9%	8.7%	10.7%	11.2%	10.2%	-8.2%	8.2%

Depreciation and amortization expense	7.3	7.0	14.2	13.8	29.8	26.9	26.7
Interest expense	0.8	0.6	1.5	1.1	2.2	2.1	3.3
Tax expense (benefit)	3.2	4.3	7.5	9.8	21.2	(19.0)	10.8

EBITDA	24.2	24.5	54.5	57.6	112.7	(31.8)	75.4

Adjustments to EBITDA:
Restructuring charges (c)	1.9	0.6	2.8	0.9	1.9	1.7	1.8
Environmental charges (a)	2.2	0.9	2.7	1.5	2.8	2.3	2.8
Acquisition-related costs (a)	—	2.0	0.2	2.5	2.5	—	0.3
Inventory fair value step-up (b)	—	0.5	—	1.1	4.0	—	—
Non-cash pension and related expense (d)	—	—	—	—	4.8	132.4	2.5
Foreign currency loss (gain) (d)	2.8	3.8	2.7	3.5	4.9	3.3	(5.3)

Total adjustments to EBITDA	6.8	7.9	8.4	9.6	20.9	139.7	2.1

Adjusted EBITDA	$31.0	$32.5	$62.9	$67.2	$133.6	$107.9	$77.5

Adjusted EBITDA Margin	21.3%	22.4%	21.6%	22.9%	22.8%	21.0%	18.3%

Adjusted Net Earnings

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2022	2021	2020
Net earnings (loss) (A)	$12.9	$12.6	$31.2	$32.8	$59.6	$(41.9)	$34.7

Net sales	$145.2	$145.0	$291.2	$292.7	$586.9	$512.9	$424.1

Net earnings (loss) as a % of net sales	8.9%	8.7%	10.7%	11.2%	10.2%	-8.2%	8.2%

Adjustments to reported net earnings (loss):
Restructuring charges (c)	1.9	0.6	2.8	0.9	1.9	1.7	1.8
Environmental charges (a)	2.2	0.9	2.7	1.5	2.8	2.3	2.8
Acquisition-related costs (a)	—	2.0	0.2	2.5	2.5	—	0.3
Inventory fair value step-up (b)	—	0.5	—	1.1	4.0	—	—
Non-cash pension and related expense (d)	—	—	—	—	4.8	132.4	2.5
Foreign currency loss (gain) (d)	2.8	3.8	2.7	3.5	4.9	3.3	(5.3)
Total adjustments to reported net earnings (loss)	$6.8	$7.9	$8.4	$9.6	$20.9	$139.7	$2.1
Total adjustments, tax affected (B)	$5.9	$7.3	$7.2	$8.7	$19.3	$108.6	$0.4

Tax adjustments:
Increase in valuation allowances (e)	—	—	—	—	—	0.9	0.2
Other discrete tax items (e)	—	—	—	—	0.2	(4.7)	1.2
Total tax adjustments (C)	$—	$—	$—	$—	$0.2	$(3.8)	$1.4
Adjusted net earnings (A+B+C)	$18.8	$19.9	$38.4	$41.5	$79.1	$63.0	$36.5

Adjusted net earnings as a % of net sales	13.0%	13.7%	13.2%	14.2%	13.5%	12.3%	8.6%

(a) reflected in selling, general and administrative and other (expense) income, net.
(b) reflected in cost of goods sold.
(c) reflected in restructuring charges.

(d) reflected in other (expense) income, net.

(e) reflected in income tax expense (income).

Adjusted Diluted Earnings Per Share

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2022	2021	2020
GAAP diluted earnings (loss) per share	$0.41	$0.39	$0.98	$1.02	$1.85	$(1.30)	$1.06
Tax affected charges to reported diluted earnings (loss) per share:
Restructuring charges	0.05	0.02	0.07	0.03	0.05	0.06	0.04
Foreign currency (gain) loss	0.08	0.12	0.08	0.11	0.15	0.10	(0.16)
Non-cash pension expense	—	—	—	—	0.16	3.13	0.06
Environmental charges	0.05	0.02	0.07	0.03	0.07	0.05	0.07
Acquisition-related costs	—	0.05	—	0.07	0.07	—	0.01
Inventory fair value step-up	—	0.02	—	0.03	0.10	—	—
Discrete tax items	—	—	—	—	0.01	(0.11)	0.04
Adjusted diluted earnings per share	$0.59	$0.62	$1.20	$1.29	$2.46	$1.93	$1.12

NOTE: CTS believes that adjusted gross margin, adjusted operating earnings, adjusted EBITDA margin, adjusted net earnings and adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of CTS’ core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS’ fundamental business operations (such as those items noted above in the paragraph titled “Non-GAAP Financial Measures”) or were not part of CTS’ business operations during a comparable period.

Controllable Working Capital

	June 30,		December 31,
	2023	2022	2022	2021	2020
Net accounts receivable	$97.5	$98.9	$90.9	$82.2	$81.0

Net inventory	$62.6	$64.2	$62.3	$49.5	$45.9

Accounts payable	$(53.1)	$(60.7)	$(53.2)	$(55.5)	$(50.5)

Controllable working capital	$107.0	$102.4	$100.0	$76.2	$76.4

Quarter sales	$145.2	$145.0	$142.3	$132.5	$123.0
Multiplied by 4	4	4	4	4	4
Annualized sales	$580.7	$579.9	$569.1	$530.0	$492.1

Controllable working capital as a % of annualized sales	18.4%	17.7%	17.6%	14.4%	15.5%

NOTE: CTS believes the controllable working capital ratio is a useful measure because it provides an objective measure of the efficiency with which CTS manages its short-term capital needs.

Free Cash Flow

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2022	2021	2020
Net cash provided by operating activities	$23.4	$16.1	$34.6	$35.4	$121.2	$86.1	$76.8
Capital expenditures	(3.9)	(3.6)	(8.5)	(7.0)	(14.3)	(15.6)	(14.9)
Free cash flow	$19.5	$12.5	$26.1	$28.4	$106.9	$70.5	$61.9

NOTE: CTS believes that free cash flow is a useful measure because it demonstrates the company’s ability to generate cash. Free cash flow is a non-GAAP measure and should be considered in addition to, but not as a substitute for, information contained in the company's condensed consolidated statement of cash flows as a measure of liquidity.

Capital Expenditures

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2022	2021	2020
Capital expenditures	$3.9	$3.6	$8.5	$7.0	$14.3	$15.6	$14.9
Net sales	$145.2	$145.0	$291.2	$292.7	$586.9	$512.9	$424.1
Capex as % of net sales	2.7%	2.5%	2.9%	2.4%	2.4%	3.0%	3.5%

Additional Information

The following table includes other financial information not presented in the preceding financial statements.

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2023	2022	2023	2022	2022	2021	2020
Depreciation and amortization expense	$7.3	$7.0	$14.2	$13.8	$29.8	$26.9	$26.7
Stock-based compensation expense	$1.6	$1.6	$3.2	$3.6	$7.7	$6.1	$3.4